UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2016
Horsehead Holding Corp. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-33658 (Commission File Number)	20-0447377 (IRS Employer Identification No.)
4955 Steubenville Pike, Suite 405 Pittsburgh, Pennsylvania 15205 (Address of principal executive offices, including zip code)
724-774-1020 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

As previously disclosed, on February 2, 2016, Horsehead Holding Corp. (the “Company”) and certain of its direct and indirect wholly-owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). In addition, as previously disclosed, on February 8, 2016, in connection with the Bankruptcy Petitions, the Debtors entered into a  Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement (the “DIP Credit Agreement”), with certain lenders (the “DIP Lenders”), and Cantor Fitzgerald Securities, as administrative agent (the “DIP Agent”). Pursuant to the DIP Credit Agreement, the Debtors are required to deliver to the DIP Agent, the financial advisor and counsel to the DIP Lenders and the DIP Lenders, and make publicly available (including through filing with the Bankruptcy Court) certain monthly financial statements and non-financial operating metrics of the Company and its subsidiaries and a compliance certificate. On March 15, 2016, the Debtors provided their monthly reports and compliance certificate for the 28 days ended February 29, 2016 (the “Monthly Information”) as required under the DIP Credit Agreement. Certain of the Monthly Information was furnished by the Company in a Current Report on Form 8-K filed on March 22, 2016. Pursuant to the DIP Credit Agreement, the Company is required to make all the Monthly Information public by March 25, 2016. The Company is filing this Current Report on Form 8-K to comply with that requirement. The Monthly Information is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Monthly Information included in Exhibit 99.1 does not include the compliance certificate that was delivered to the DIP Lenders and the DIP Agent because, after delivery, the Company learned that the information included therein was not accurate, and on March 22, 2016, delivered a notice of default to the DIP Agent relating to the Company’s failure to meet the Zochem EBITDA-R covenant for the period ended February 29, 2016.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herin that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

99.1	Monthly Reports of Horsehead Holding Corp. and Subsidiaries for the 28 days ended February 29, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 25, 2016	HORSEHEAD HOLDING CORP.

By: /s/ Robert D. Scherich____________
Name: Robert D. Scherich
Title: Vice President and Chief Financial Officer